UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________________________________
FORM 8-K
_____________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 4, 2019 (August 31, 2019)

Commission file number 001-16583.
_____________________________________________
ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)

_____________________________________________

Delaware	58-2632672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)
1170 Peachtree Street, N.E., Suite 2300, Atlanta, Georgia (Address of principal executive offices)	30309-7676 (Zip Code)
(404) 853-1400
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	AYI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 4, 2019, Acuity Brands, Inc. (“the Company”) announced certain management changes.
The Company announced that effective September 1, 2019, Richard K. Reece, age 63, was appointed President of Acuity Brands, Inc. He was formerly Executive Vice President and Chief Financial Officer of the Company, positions he held since September 2006. Mr. Reece assumes responsibility for the commercial operations of the Company. There were no changes to Mr. Reece’s compensation made as a result of this appointment to President. Mr. Reece’s compensation for the most recent fiscal year is described in the Proxy Statement. No family relationships exist between Mr. Reece and any of the Company’s directors or other executive officers. There are no arrangements between Mr. Reece and any other person pursuant to which Mr. Reece was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Mr. Reece has a material interest subject to disclosure under Item 404(a) of Regulation S-K.
In addition, the Company also announced that Karen J. Holcom, age 50, was promoted to Senior Vice President and Chief Financial Officer, effective as of September 1, 2019. She has been with the Company for 21 years and has held various positions during her tenure, including controller and interim CFO. Ms. Holcom most recently served as Senior Vice President - Finance, a position she held since September 2006. No changes to Ms. Holcom’s compensation were made as a result of the promotion. In addition, Ms. Holcom will participate in the usual compensation and benefit programs available to an officer of the Company, all as described in the Company’s proxy statement for its 2019 annual meeting of shareholders filed with the Securities and Exchange Commission on November 19, 2018 (the “Proxy Statement”). No family relationships exist between Ms. Holcom and any of the Company’s directors or other executive officers. There are no arrangements between Ms. Holcom and any other person pursuant to which Ms. Holcom was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Ms. Holcom has a material interest subject to disclosure under Item 404(a) of Regulation S-K.
Lastly, the Company announced that Laurent J. Vernerey stepped down from his position as Executive Vice President and President of Acuity Technology Group effective August 31, 2019. Going forward, he will serve in the newly created position of Strategic Business Development Executive. Mr. Vernerey’s new position will entail fewer responsibilities and a reduced time commitment, which he requested in order to devote more time to his family.
A copy of the Company’s News Release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference here.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated September 4, 2019

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: September 4, 2019

ACUITY BRANDS, INC.

By:	/s/ Vernon J. Nagel
Vernon J. Nagel
Chairman and Chief Executive Officer

EXHIBIT INDEX
99.1	Press Release dated September 4, 2019	(Filed with the Commission as part of this Form 8-K).